                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                               _________________

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 30, 1998

                            BOSTON PROPERTIES, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)



       1-13087                                                 04-2473675
(Commission File Number)                               (IRS Employer Id. Number)

 8 Arlington Street
 Boston, Massachusetts                                                    02116
(Address of principal executive offices)                              (Zip Code)



                                (617) 859-2600
             (Registrant's telephone number, including area code)

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Item 2        Acquisition or Disposition of Assets

On July 10, 1998, Boston Properties, Inc. (the "Company") completed the acquisition of Metropolitan Square, a premier office building located in Washington, D.C. The property is a 585,000 square foot Class A office building which is leased to various tenants including Kirkland & Ellis and Miller & Chevalier. The "Old Ebbit Grill," a well-known Washington landmark restaurant, also is located at Metropolitan Square. The acquisition was effected through the contribution to Boston Properties Limited Partnership, the Company's operating partnership subsidiary (the "Operating Partnership"), and a subsidiary of the Operating Partnership, of 100% of the partnership interests in the general partnership that owns Metropolitan Square. The consideration paid (excluding closing costs) was $175,000,000, paid through a combination of the issuance of 815,409 Common Units in the Operating Partnership, the assumption of $122,312,428 of existing debt and the balance of the purchase price, plus costs associated with the transaction, in cash. On and after July 20, 1999, each Common Unit may be redeemed by the holder thereof for cash equal to the then-current value of a share of the Company's common stock or, at the Company's election, for one share of the Company's common stock.

In connection with the acquisition, the Company has entered into an agreement with the former partners of the seller of the property (the "contributors") which generally provides that, for a period of ten (10) years, the Company may not sell or otherwise transfer the property in a taxable transaction. The agreement also provides that during such ten (10) year period, the Company will maintain a level of indebtedness or provide the Contributors with the opportunity to enter into one or more guarantees in amounts sufficient to prevent recognition of gain by the Contributors under specified circumstances.
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Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements under Rule 3-14 of Regulation S-X

Financial Statements for Metropolitan Square will be filed by amendment as soon as practicable, but in no event later than September 22, 1998.

(b)     Pro Forma Financial Information

Pro forma financial statements for Metropolitan Square will be filed by amendment as soon as practicable, but in no event later than September 22, 1998.

(c)     Exhibits

Exhibit No.
-----------

        99.1 Contribution Agreement dated June 5, 1998, by and among Boston Properties Limited Partnerhsip, Boston Properties LLC, Square 224 Associates and the Oliver Carr Company.

        99.2 Registration Rights and Lock-up Agreement, dated as of July 9, 1998, by and between Boston Properties, Inc. and Square 224 Associates.
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                            BOSTON PROPERTIES, INC.
                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         BOSTON PROPERTIES, INC.

                                         /s/ David G. Gaw
                                         -------------------------------------
                                         David G. Gaw,
                                         Chief Financial Officer


Date: July 27, 1998